Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2216

High Income Allocation Portfolio 2022-2

Supplement to the Prospectus

Effective August 2, 2022, New Residential Investment Corporation (ticker: NRZ) has changed its name to Rithm Capital Corporation (ticker: RITM). As a result, effective immediately, all references to New Residential Investment Corporation in the Portfolio’s prospectus are replaced with Rithm Capital Corporation.

Supplement Dated: August 2, 2022